TRANSAMERICA FUNDS

Transamerica Multi-Manager Alternative Strategies Portfolio

Supplement to the Prospectus and Summary Prospectus, both as supplemented, and Statement of Additional Information, as amended and restated, of the fund indicated above

Transamerica Asset Management, Inc. will assume the responsibility for the day-to-day management of Transamerica Multi-Manager Alternative Strategies Portfolio. This change is expected to occur on or about April 17, 2012, but may occur sooner.

On the effective date of the change, the following information will supplement and supersede any contrary information contained in the Prospectus, Summary Prospectus and Statement of Additional Information concerning the fund:

Investment Adviser:	Portfolio Manager:

Transamerica Asset Management, Inc. (“TAM”)	Tim Galbraith, Portfolio Manager since 2012

TAM, located at 570 Carillon Parkway, St. Petersburg, FL 33716, serves as investment adviser for Transamerica Funds. TAM is responsible for the day-to-day management of Transamerica Multi-Manager Alternative Strategies Portfolio. For each of the other funds, TAM hires investment sub-advisers to furnish investment advice and recommendations and has entered into a sub-advisory agreement with each fund’s sub-adviser. The investment adviser also oversees the sub-advisers and monitors the sub-advisers’ buying and selling of portfolio securities and investment performance. TAM is paid investment advisory fees for its service as investment adviser to each fund. These fees are calculated on the average daily net assets of the fund.

Name/Year Joined Fund	Role	Employer	Positions Over Past Five Years
Tim Galbraith/ 2012	Portfolio Manager	TAM	Chief Investment Officer – Alternative Investments at TAM since 2012; Head of Alternative Investment Strategies at Morningstar Associates, LLC from 2009-2012; Managing Director at Bear Stearns Asset Management from 2001-2009

Investors Should Retain this Supplement for Future Reference

February 17, 2012